EXHIBIT 10.68

                              SETTLEMENT AGREEMENT
                              ____________________


          Settlement Agreement, dated as of January 30, 1997, entered into among Lanxide Corporation, a Delaware corporation (the "Company"), the plaintiffs listed on Exhibit A hereto (the "Plaintiffs") and Bentley J. Blum, a director and principal stockholder of the Company ("Blum").

          WHEREAS, the Plaintiffs commenced an action in the U.S. District Court for the District of Colorado entitled BANBURY FAMILY TRUST, et al. v. LANXIDE CORPORATION, Civil Action No. 96-B-1722 (the "Litigation");

          WHEREAS, the Plaintiffs and the Company now desire to avoid the expense, disruption and uncertainty of further litigation by settling fully and finally all differences or disputes that have arisen or might have arisen between Plaintiffs and the Company or any of its parents, subsidiaries, predecessors, successors or affiliates;

          WHEREAS, the Plaintiffs have agreed to dismiss the Litigation and the Company has agreed to pay the Plaintiffs $200,000 pursuant to the terms set forth herein and in the Lanxide Note attached hereto as Exhibit B (the "Lanxide Note");

          WHEREAS, Blum, who beneficially owns 46.6% of the common stock, par value $.01 per share, of the Company, desires to have the Litigation dismissed and, in order to induce Plaintiffs to enter into the Settlement Agreement, agrees to execute and deliver to the Plaintiffs a note in the amount of $200,000, substantially in the form attached hereto as Exhibit C (the "Blum Note"), the payments of which will be due only if the Company fails to make payments when due under the Lanxide Note.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.     Dismissal of Litigation and General Release.
               ____________________________________________

          The Plaintiffs hereby agree to dismiss with prejudice all claims asserted in the Litigation. Immediately following the execution of this Settlement Agreement, the Plaintiffs and the Company shall execute and file with the U.S. District Court for the District of Colorado a Stipulation, substantially in the form attached hereto as Exhibit D.

          The Plaintiffs and the Company hereby mutually release and forever discharge each other, including each other's respective affiliates, directors, officers, employees, agents and stockholders and each of their respective affiliates and each of their respective heirs, executors, administrators, successors, assigns, agents and employees (such persons being hereinafter referred to collectively as the "Releasee"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extends, executions, claims and demands whatsoever, in law or equity, (collectively, "Claims"), which the Plaintiffs or the Company, or their respective heirs, executors, administrators, successors, assigns, stockholders, partners, agents and employees now have or hereafter can, shall or may have for, upon, or against any of the Releasee, whether known or unknown, by reason of any matters, cause or thing whatsoever from the beginning of the world to the date hereof relating to or arising out of the Litigation, the letter agreement dated March 5, 1996 between Brooke Banbury and Bentley J. Blum (the "Letter Agree- ment"), or the Recapitalization Plan, the Merger, the Rights Offering and the transactions contemplated thereby (as such terms are defined in the Company's Proxy Statement/Prospectus, dated October 11, 1995); PROVIDED, HOWEVER, that nothing herein shall release the Plaintiffs or the Company from their obligation to comply with the terms of this Settlement Agreement.

          The Company and each Plaintiff, severally and not jointly, represent and warrant that there have been no assignments or other transfers of any interest in any Claim which he, she or it may have against any of the Releasee pursuant to this Section 1, and the Company and each Plaintiff, severally and not jointly, agrees to indemnify and hold the Releasee harmless from any liability, Claims, demands, damages, costs, expenses and attorneys' fees incurred by any of the foregoing as a result of any person asserting any such assignment or transfer, or any rights or Claims under any such assignment or transfer. It is the intention of the Plaintiffs and the Company that this indemnity does not require payment by any Releasee as a condition precedent to recovery against them under this indemnity.

          Each Plaintiff agrees that if their heirs, executors, administrators, successors, assigns, agents or employees hereafter make any Claim against any of the Releasee arising out of the matters released hereunder, each Plaintiff shall, severally and not jointly, indemnify and hold harmless the party against whom such Claim is made from any loss, liability, cost or expense arising therefrom, including, but not limited to, the attorneys' fees and costs incurred in defending against such Claim.

          The Company agrees that if its heirs, executors, administrators, successors, assigns, agents or employees hereafter make any Claim against any of the Releasee arising out of the matters released hereunder, the Company shall indemnify and hold harmless the party against whom such Claim is made from any loss, liability, cost or expense arising therefrom, including, but not limited to, the attorneys' fees and costs incurred in defending against such Claim.

Section 2.     Payment of Settlement Amount.
               _____________________________

          The Company agrees to pay to Plaintiffs an aggregate of $200,000 by executing and delivering the Lanxide Note to Brooke Banbury, as authorized representative of the Plaintiffs ("Banbury").

Section 3.     Blum Note.
               __________

          Blum shall execute and deliver to Banbury the Blum Note, the terms of which shall be the same as the terms of the Lanxide Note, except that Blum shall have no obligations under the Blum Note unless the Company fails to make payments when due under the Lanxide Note.

Section 4.     Surrender of Stock.
               ___________________

          Within 30 days of the execution of this Settlement Agreement, each Plaintiff shall surrender to the Company stock certificates representing the shares of stock of the Company held by such Plaintiff as set forth in Exhibit A. Such shares shall be canceled for all purposes and the holders thereof shall not be entitled to any consideration therefor other than a portion of the proceeds of the Lanxide Note. Each Plaintiff hereby acknowledges and agrees that he, she or it has no right to receive any shares of capital stock or other property of the Company upon surrender of the stock certificates. In the event any of the foregoing stock certificates have been lost or damaged, such Plaintiff shall execute a certificate provided by the Company and shall agree to indemnify the Company for any losses resulting from Plaintiff's loss or destruction of such stock certificate; PROVIDED, HOWEVER, that such Plaintiff shall not be required to purchase a bond in connection with such indemnification.

Section 5.     Distribution of Note Payments.
               ______________________________

          Banbury, as authorized representative of the Plaintiffs, shall be responsible for distributing to each Plaintiff his portion of each payment made by the Company pursuant to the Lanxide Note or by Blum pursuant to the Blum Note.


Section 6.     Expenses.
               _________

          Each party hereto shall be responsible for its own attorneys' fees and expenses.

Section 7.     Entire Agreement; Amendments, etc.
               __________________________________

          This Settlement Agreement represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements or understandings, whether written or oral. Neither this Settlement Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing authorized as aforesaid and signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

Section 8.     Successors.
               ___________

          This Settlement Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

Section 9.     Section Headings.
               _________________

          The section headings contained in this Settlement Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Settlement Agreement.

Section 10.    Applicable Law.
               _______________

          This Settlement Agreement shall be governed by, construed and enforced in accordance with the substantive laws of the State of Colorado, without reference to or application of principles of conflicts of laws. Parties agree to jurisdiction and venue in Colorado.

Section 11.    Severability.
               _____________

          If at any time subsequent to the date hereof, any provision of this Settlement Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Settlement Agreement.

Section 12.    Counterparts.
               _____________

          This Settlement Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Section 13.    Notices.
               ________

          All notices, requests, demands and other communications under this Settlement Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, or if given by facsimile transmission to the number indicated below, or (ii) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:


     (a)  If to Plaintiffs:

          Brooke Banbury
          Four Writer Square
          1512 Larimer Street
          Denver, Colorado  80202
          Facsimile No. (303) 623-7389

     with a copy sent to:

          Berenbaum, Weinshienk & Eason, PC
          370 17th Street, Suite 2600
          Denver, Colorado  80202
          Attention:  J. Hunter Banbury, Esq.
          Facsimile No. (303) 629-7610

     (b)  If to the Company:

          Lanxide Corporation
          1300 Marrows Road
          P.O. Box 6077
          Newark, Delaware  19714-6077
          Attention:  President
          Facsimile No. (302) 454-1712

     with a copy sent to:

          Skadden, Arps, Slate, Meagher & Flom (Delaware)
          One Rodney Square
          P.O. Box 636
          Wilmington, Delaware  19899
          Attention:  Robert B. Pincus, Esq.
          Facsimile No. (302) 651-3001

     (c)  If to Blum:

          Bentley J. Blum
          150 East 58th Street
          New York, New York  10155
          Facsimile No. (212) 753-0731

or to such other address as any party shall have specified by notice in writing given to the other parties.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Settlement Agreement as of the day and year first written above.

                                   LANXIDE CORPORATION


                                   By:/s/ Marc S. Newkirk
                                      _______________________________

                                      Marc S. Newkirk
                                      President and Chief
                                        Executive Officer

                                   THE PLAINTIFFS


                                   /s/ Brooke Banbury
                                   __________________________________

                                   Brooke Banbury


                                   /s/ C.O. McLaughlin
                                   __________________________________

                                   C.O. McLaughlin


                                   /s/ Mary Jo Banbury
                                   __________________________________

                                   Banbury Children's Trust
                                   By Mary Jo Banbury, as Trustee


                                   /s/ Mary Jo Banbury
                                   __________________________________

                                   Banbury Family Trust
                                   By Mary Jo Banbury, as Trustee


                                   /s/ Mary Jo Banbury
                                   __________________________________

                                   Mary Jo Banbury


                                   /s/ Jennifer Banbury
                                   __________________________________

                                   Jennifer Banbury


                                   /s/ Louise D. Ledwith
                                   __________________________________

                                   Louise D. Ledwith


                                   /s/ Joshua D. Ledwith
                                   __________________________________

                                   Joshua D. Ledwith


                                   /s/ Richard W. Ledwith, III
                                   __________________________________

                                   Richard W. Ledwith, III


                                   /s/ Richard W. Ledwith, Jr.
                                   __________________________________

                                   Richard W. Ledwith, Jr.


                                   /s/ Edwin Park
                                   __________________________________

                                   Edwin Park


                                   /s/ Mark LeVan
                                   __________________________________

                                   Mark LeVan


                                   /s/ Jack LeVan
                                   __________________________________

                                   Jack LeVan


                                   /s/ Carolyn Arcure
                                   __________________________________

                                   Carolyn Arcure


                                   /s/ Susan LeVan
                                   __________________________________

                                   Susan LeVan


                                   BENTLEY J. BLUM


                                   /s/ Bentley J. Blum
                                   __________________________________

                                   Bentley J. Blum


                                      EXHIBIT A



     Plaintiff                                           NO. OF SHARES
     _________                                        OF OLD COMMON STOCK
                                                      ___________________

     Brooke Banbury                                         19,971

     C. O. McLaughlin                                        4,000

     Banbury Children's Trust
     By Brooke Banbury, as Trustee                          42,733

     Banbury Family Trust
     By Brooke Banbury, as Trustee                          12,000

     Mary Jo Banbury                                        47,000

     Jennifer Banbury                                        1,000

     Louise D. Ledwith                                         500

     Joshua D. Ledwith                                         500

     Richard W. Ledwith, III                                   500

     Richard W. Ledwith, Jr.                                 9,500

     Edwin Park                                              2,325

     Mark LeVan                                              3,000

     Jack LeVan                                              3,500

     Carolyn Arcure                                          1,500

     Susan LeVan                                             1,500


                                                                       Exhibit B



This Note has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the provisions of any applicable state securities laws, but has been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the 1933 Act, and under any applicable state securities laws. This Note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the 1933 Act and any applicable state securities laws or pursuant to an effective registration statement.


                          PROMISSORY NOTE


$200,000                                                      January 30, 1997

          FOR VALUE RECEIVED, the undersigned, LANXIDE CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to Brooke Banbury, an individual residing in the State of Colorado, as authorized representative of the plaintiffs in the Litigation (as defined below), (including any subsequent holders of this Note, the "Holder"), the principal sum of Two Hundred Thousand Dollars ($200,000), plus all accrued interest thereon in lawful money of the United States of America, payable as follows: (i) on July 1, 1997, $50,000 of the principal amount, plus accrued interest thereon; and (ii) on the first day of each month, commencing August 1, 1997 and ending October 1, 1998, $10,000 plus accrued but unpaid interest on the outstanding balance. Simple interest shall accrue on the unpaid principal amount of this Note at a rate equal to 10% per annum, commencing January 11, 1997 and continuing until the entire principal amount of and accrued interest on this Note have been paid in full.

          If the date for payment of principal or interest hereunder is a Saturday, Sunday or legal holiday, then such payment shall be made on the next succeeding business day. Unless otherwise specified in writing to the Company and Blum (as defined below), all payments due under this Note shall be made by check or by wire transfer payable to Brooke Banbury delivered on or prior to the due date thereof at NBD Bank, 1320 Venice Avenue East, Venice, Florida 34292,
Attention: Brooke Banbury, Checking Account No. 002007672658, or to such other location as Holder specifies in writing at least ten days prior to any payment date.

          This Note has been delivered in accordance with the terms of a Settlement Agreement (the "Agreement"), dated January 30, 1997, among the Company, the plaintiffs listed in Exhibit A thereto (the "Plaintiffs"), and Bentley J. Blum, a director and principal stockholder of the Company ("Blum").

          Pursuant to the Agreement, (i) the Plaintiffs agreed, among other things, to dismiss, with prejudice, the civil action entitled BANBURY FAMILY TRUST, et al. v. LANXIDE CORPORATION, Civil Action No. 96-B-1722 (the "Litigation"), filed in the U.S. District Court for the District of Colorado,
(ii) the Company agreed to execute and deliver to the Plaintiffs this Note and
(iii) Blum agreed to execute a note (the "Blum Note") pursuant to which Blum agreed to make any payments pursuant to this Note which are not made by the Company when due.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

          This Note is subject to the following further terms and conditions:

          1. PREPAYMENT. The Company may, at its option, prepay this Note, in whole or in part, at any time or from time to time without penalty or premium. Any prepayment of any portion of the principal amount of this Note shall be accompanied by payment of all interest accrued and unpaid through the date of prepayment. Upon final payment of principal and interest on this Note, it shall be surrendered to the Company for cancellation.

          2. EVENTS OF DEFAULT. Upon the occurrence of any of the following events ("Events of Default"):

               (a) failure to pay any principal of or accrued interest on this Note within 10 days following the date on which such payment is due, PROVIDED, HOWEVER, that if, pursuant to the Blum Note, Blum makes the payment which is due within 10 days of the date of written notice from Holder of the Company's failure to pay, then no Event of Default shall have occurred; or

               (b) the appointment of a receiver for any part of the Company's property; the making by the Company of an assignment for the benefit of creditors; or

               (c) the filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

               (d) the entering against the Company of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been stayed, vacated or set aside or otherwise terminated within 60 days; or

               (e) the refinancing of (i) the Company's Revolving Credit Line Note for $5,970,000 in favor of Bank of Delaware, dated February 24, 1993 or
(ii) the Loan and Security Agreement between Kanematsu Corporation and the Company, dated April 29, 1994; or

               (f) the merger, consolidation, recapitalization or public offering of securities by the Company; PROVIDED, HOWEVER, that the following shall not constitute an Event of Default: any other issuance of securities by the Company, provided that the Company pay to the Plaintiffs up to 20% of the net proceeds of any such issuance to reduce any outstanding balance on this Note;

then, and in any event, the Holder may declare, by notice of default given to the Company, the entire principal amount of this Note to be forthwith due and payable, whereupon the entire principal amount of this Note outstanding and all accrued and unpaid interest hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. If an Event of Default shall occur, interest shall accrue at a rate of 18% per annum from the date of such Event of Default on any outstanding balance.

          No delay or failure by the Holder in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

          3. PAYMENT BY BLUM. Any amount paid by Blum to the Holder pursuant to the Blum Note shall reduce the outstanding balance of this Note by such amount.

          4. ATTORNEYS' FEES. The Company agrees to pay the Holder's reasonable attorneys' fees if judicial enforcement of this Note is required.

          5. NOTICE OF TRANSFER. The Holder shall provide to the Company and Blum immediate written notice of any sale, assignment, transfer, pledge or other disposition of this Note or the right to receive payments hereunder.


          6.   MISCELLANEOUS.

               (a) The provisions of this Note shall be governed by and construed and enforced in accordance with the laws of the State of Colorado without regard to the conflicts of law principles thereof.

               (b) All notices and other communications hereunder shall be in writing and shall be delivered or mailed in accordance with the Agreement.

               (c) The headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

               (d) This Note may not be modified, terminated or discharged nor shall any waiver hereunder be effective unless in writing and signed by the party against whom the same is asserted.

          IN WITNESS WHEREOF, this Note has been duly executed and delivered by the Company on the date first above written.


                                          LANXIDE CORPORATION


                                          By:________________________

                                                Marc S. Newkirk
                                                President


Witness:


___________________


                                                                       Exhibit C



This Note has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the provisions of any applicable state securities laws, but has been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the 1933 Act, and under any applicable state securities laws. This Note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the 1933 Act and any applicable state securities laws or pursuant to an effective registration statement.


                          PROMISSORY NOTE


$200,000                                                      January 30, 1997

          FOR VALUE RECEIVED, the undersigned, Bentley J. Blum ("Blum"), a director and principal stockholder of Lanxide Corporation, a Delaware corporation (the "Company), hereby promises to pay to Brooke Banbury, an individual residing in the State of Colorado, as authorized representative of the plaintiffs in the Litigation (as defined below), (including any subsequent holders of this Note, the "Holder"), the principal sum of Two Hundred Thousand Dollars ($200,000), plus all accrued interest thereon in lawful money of the United States of America, payable as follows: (i) on July 1, 1997, $50,000 of the principal amount, plus accrued interest thereon; and (ii) on the first day of each month, commencing August 1, 1997 and ending October 1, 1998, $10,000 plus accrued but unpaid interest on the outstanding balance; PROVIDED, HOWEVER, that no payments shall be due under this Note unless the Company fails to make any payment within ten days of when due pursuant to the promissory note, dated
January 30, 1997, made by the Company   in favor of the Plaintiffs (the
"Lanxide Note") and until Holder provides written notice to Blum of the Company's failure to pay. Simple interest shall accrue on the unpaid principal amount of this Note at a rate equal to 10% per annum, commencing January 11, 1997 and continuing until the entire principal amount of and accrued interest on this Note have been paid in full.

          If the date for payment of principal or interest hereunder is a Saturday, Sunday or legal holiday, then such payment shall be made on the next succeeding business day. Unless otherwise specified in writing to Blum and the Company, all payments due under this Note shall be made by check or by wire transfer payable to Brooke Banbury delivered on or prior to the due date thereof at NBD Bank, 1320 Venice Avenue East, Venice, Florida 34292, Attention: Brooke Banbury, Checking Account No. 002007672658, or to such other location as the Holder specifies in writing at least ten days prior to any payment date.

          This Note has been delivered in accordance with the terms of a Settlement Agreement (the "Agreement"), dated January 30, 1997, among the Company, the plaintiffs listed in Exhibit A thereto (the "Plaintiffs") and Blum.

          Pursuant to the Agreement, (i) the Plaintiffs agreed, among other things, to dismiss, with prejudice, the civil action entitled BANBURY FAMILY TRUST, et al. v. LANXIDE CORPORATION, Civil Action No. 96-B-1722 (the "Litigation"), filed in the U.S. District Court for the District of Colorado;
(ii) the Company agreed to execute and deliver to the Plaintiffs the Lanxide Note; and (iii) Blum agreed to execute and deliver to the Plaintiffs this Note.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

          This Note is subject to the following further terms and conditions:

          1. NOTICE. Holder shall provide immediate written notice to Blum of any Event of Default by the Company pursuant to the Lanxide Note.

          2. REDUCTION OF PRINCIPAL AMOUNT. Each payment of principal and/or interest made by the Company to the Holder pursuant to the Lanxide Note shall reduce the outstanding balance of this Note by the amount of such payment.

          3. PREPAYMENT. Blum may, at his option, prepay this Note, in whole or in part, at any time or from time to time without penalty or premium. Any prepayment of any portion of the principal amount of this Note shall be accompanied by payment of all interest accrued and unpaid through the date of prepayment. Upon final payment of principal and interest on this Note, it shall be surrendered to Blum for cancellation.

          4. EVENTS OF DEFAULT. Ten days after the date of the notice provided by Holder pursuant to Section 1 above of the occurrence of any of the following events ("Events of Default"):

               (a) failure to pay any principal of or accrued interest on this Note following the date on which such payment is due; or

               (b) the appointment of a receiver for any part of the Company's property; the making by the Company of an assignment for the benefit of creditors; or

               (c) the filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

               (d) the entering against the Company of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been stayed, vacated or set aside or otherwise terminated within 60 days; or

               (e) the refinancing of (i) the Company's Revolving Credit Line Note for $5,970,000 in favor of Bank of Delaware, dated February 24, 1993 or
(ii) the Loan and Security Agreement between Kanematsu Corporation and the Company, dated April 29, 1994; or

               (f) the merger, consolidation, recapitalization or public offering of securities by the Company; PROVIDED, HOWEVER, that the following shall not constitute an Event of Default: any other issuance of securities by the Company, provided that the Company pay to the Plaintiffs up to 20% of the net proceeds of such issuance to reduce any outstanding balance on the Lanxide Note;

then, and in any event, the Holder may declare, by notice of default given to Blum, the entire principal amount of this Note to be forthwith due and payable, whereupon the entire principal amount of this Note outstanding and all accrued and unpaid interest hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. If an Event of Default shall occur, interest shall accrue at a rate of 18% per annum from the date of such Event of Default on any outstanding balance.

          No delay or failure by the Holder in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

          5. ATTORNEYS' FEES. The Company agrees to pay the Holder's reasonable attorneys' fees if judicial enforcement of this Note is required.

          6. NOTICE OF TRANSFER. The Holder shall provide to the Company and Blum immediate written notice of any sale, assignment, transfer, pledge or other disposition of this Note or the right to receive payments hereunder.

          7.   MISCELLANEOUS.

               (a) The provisions of this Note shall be governed by and construed and enforced in accordance with the laws of the State of Colorado without regard to the conflicts of law principles thereof.

               (b) All notices and other communications hereunder shall be in writing and shall be delivered or mailed in accordance with the Agreement.

               (c) The headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

               (d) This Note may not be modified, terminated or discharged nor shall any waiver hereunder be effective unless in writing and signed by the party against whom the same is asserted.

          IN WITNESS WHEREOF, this Note has been duly executed and delivered by the Company on the date first above written.


                                          __________________________

                                          Bentley J. Blum


Witness:


______________________


                                                                       Exhibit D



                       IN THE UNITED STATES DISTRICT COURT

                           FOR THE DISTRICT OF COLORADO


________________________________________________________________________________

Civil Action No. 96-B-1722

BANBURY CHILDRENS TRUST, Mary Jo Banbury, Trustee, BANBURY FAMILY TRUST, Mary Jo Banbury, Trustee, MARY JO BANBURY, BROOKE BANBURY, JENNIFER BANBURY, C.O. MCLAUGHLIN, LOUISE T. LEDWITH, JOSHUA D. LEDWITH, RICHARD W. LEDWITH, III, RICHARD W. LEDWITH, JR., EDWIN PARK, JACK LE VAN, MARK LE VAN, CAROLYN ARCURE and SUSAN LE VAN

          Plaintiffs,

v.

LANXIDE CORPORATION, a Delaware corporation,

          Defendant.

________________________________________________________________________________


                             STIPULATION OF DISMISSAL

          The parties hereby stipulate that the above-captioned action shall be dismissed with prejudice, each party to bear its own costs.


                                          ____________________________

                                          Michael G. Bohn
                                          CAMPBELL BOHN & LEFFERT, LLC
                                          Republic Plaza, Suite 3200
                                          370 17th Street
                                          Denver, CO  80202-5632
                                          (303) 623-4000
                                             Attorneys for Lanxide Corporation



                                          ____________________________

                                          J. Hunter Banbury
                                          I H. Kaiser
                                          BERENBAUM, WEINSHIENK & EASON, PC
                                          370 17th Street, Suite 2600
                                          Denver, CO 80202
                                          (303) 825-0800
                                             Attorneys for Plaintiffs


DATED: